SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):

                                September 4, 2001

                           Lexmark International, Inc.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                  1-14050           06-1308215
     -----------------------------    -------------     ----------------
     (State or other Jurisdiction      (Commission       (IRS Employer
           of Incorporation)             File No.)     Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky 40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99, and incorporated by reference herein, is a press release which was issued by Lexmank International, Inc. earlier today regarding the announcement of the Hewlett Packard/Compaq merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LEXMARK INTERNATIONAL, INC.


                                   By: /s/ Gary E. Morin
                                      ----------------------------
                                      Name:  Gary E. Morin
                                      Title:  Executive Vice President and Chief
                                                Financial Officer
Date: September 4, 2001